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Exhibit 10.25 - Third Amendment to Credit Agreement

THIRD AMENDMENT TO CREDIT AGREEMENT (364 DAY)


      THIS THIRD AMENDMENT TO CREDIT AGREEMENT (364 Day), dated as of June 14, 2000 (this "Amendment"), amends the Credit Agreement (364 Day), dated as of June 17, 1997 (the "Credit Agreement"), among SIMPSON INDUSTRIES, INC., a Michigan corporation ("Simpson"), certain subsidiaries of Simpson (together with Simpson, the "Borrowers"), the various financial institutions parties thereto (collectively, the "Lenders") and ABN AMRO BANK N.V, as agent (the "Agent") for the Lenders. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

      WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Borrowers from time to time;

      WHEREAS, the parties amended the Credit Agreement (the "First Amendment") in certain respects on June 16, 1998, and again on June 15, 1999 (the "Second Amendment"); and

      WHEREAS, the parties hereto desire to amend the Credit Agreement again in certain respects as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

            1.   SECTION  AMENDMENT. Effective as of June 14, 2000, Section 1.1
                          of the Credit Agreement is hereby amended by the deletion of the date "June 14, 2000" in the definition of "Stated Maturity Date" (amended to read as such by the Second Amendment) and the substitution therefor of the date "June 13, 2001."

            2.   SECTION  CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Agent to Simpson and the Lenders.

            2.1. SECTION  Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated
                          the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the Agent:
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      (a) Amendment. This Amendment, duly executed by Simpson, the Agent and the
      Lenders.

      (b) Secretary's Certificate. A certificate of the secretary or an assistant secretary of Simpson, as to (i) resolutions of the Board of Directors of Simpson then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of Simpson authorized to act with respect to this Amendment and each other document described herein.

            2.2. SECTION  Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by Simpson shall be true and correct (and Simpson, by its execution of this Amendment, hereby represents and warrants to the Agent and each Lender that such statements are true and correct as at such times):

      (a) the representations and warranties set forth in Article VII of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

      (b) no Default shall have then occurred and be continuing.

            3.   SECTION  REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Agent to enter into this Amendment, Simpson hereby represents and warrants to the Agent and each Lender as follows:

            3.1. SECTION  Due Authorization, Non-Contravention, etc. The
                          execution, delivery and performance by Simpson of this Amendment are within Simpson's corporate powers, have been duly authorized by all necessary corporate action, and do not

      (a) contravene Simpson's Organic Documents;

      (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting Simpson; or

      (c) result in, or require the creation or imposition of, any Lien on any of Simpson's properties.
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            3.2. SECTION  Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by Simpson of this Amendment.

            3.3. SECTION  Validity, etc. This Amendment constitutes the legal, valid and binding obligation of Simpson enforceable in accordance with its terms.

            4.   SECTION MISCELLANEOUS.

            4.1. SECTION  Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

            4.2. SECTION  Payment of Costs and Expenses. Simpson agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

            4.3. SECTION  Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

            4.4. SECTION  Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the

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                          meaning or interpretation of this Amendment or any
                          provisions hereof.

            4.5. SECTION  Execution in Counterparts. This Amendment may be
                          executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

            4.6. SECTION  Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
                          CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

            4.7. SECTION  Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 SIMPSON INDUSTRIES, INC.

                                 By
                                   ---------------------------------------------
                                 Title:
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                                 ABN AMRO BANK N.V., individually
                                 and as Agent

                                 By
                                   ---------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 By
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                                 Title:
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                                 COMERICA BANK, individually and as
                                 Documentation Agent

                                 By
                                   ---------------------------------------------
                                 Title:
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                                 HARRIS TRUST AND SAVINGS
                                 BANK as a Lender,

                                 By
                                   ---------------------------------------------
                                 Title:
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                                 THE BANK OF NEW YORK as a
                                 Lender,

                                 By
                                   ---------------------------------------------
                                 Title:
                                       -----------------------------------------